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                                                                    Exhibit 32.2

                 MINORPLANET SYSTEMS USA, INC. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with this Amendment Number 1 to Annual Report of Minorplanet Systems USA, Inc. (the "Company"), on Form 10-K/A for the period ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Gray, Chief Accounting Officer of Minorplanet USA, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Minorplanet USA.

/s/ Robert Gray
--------------------------
Robert Gray
Chief Accounting Officer (Principal Financial and Accounting Officer)

Date: December 18, 2003

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